Exhibit 99.2

Auditor's report to the members of Fone.com Limited
---------------------------------------------------
We have audited the financial statements which have been prepared under the historical cost convention and the accounting policies.

Respective responsibilities of the director and auditors
--------------------------------------------------------
The company's director is responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion
----------------
We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the director in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free form material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion
-------
In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31 March 2000 and of its loss for the period then ended and have been properly prepared in accordance with the Companies Act 1985.


/s/ Chantry Vellacott DFK
-------------------------
CHANTRY VELLACOTT DFK

Chartered Accountants
Registered Auditors

LONDON

9 August 2000

Fone.com, Limited
Balance sheet at 31 March 2000


                                                    Notes             2000
                                                    -----             ----
                                                               (Pounds Sterling)

Current assets

Debtors                                               4               20,010

Cash at bank and in hand                                                 988

                                                                      20,998

Creditors: amounts falling due within one year        5             (183,983)
                                                                    --------

Total assets less current liabilities                               (162,985)

Capital reserves

Called up share capital                               6                    2

Profit and loss account                               7             (162,987)
                                                                    --------


Shareholders' funds                                   8             (162,985)
                                                                    ========

The notes form part of these financial statements.

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Fone.com, Limited
Profit and loss account for the period ended 31 March 2000


                                                                 304 Days
                                                                  ended
                                          Notes               31 March 2000
                                          -----               -------------
                                                             (Pounds Sterling)

Turnover                                                          10,452

Cost of sales                                                     30,572

Gross loss                                                       (20,120)

Administrative                                                   142,867

Loss on ordinary activities                  2                  (162,987)

Tax on loss on ordinary activities           3                      --
                                                                --------
Loss for the period                          7                  (162,987)
                                                                ========

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Fone.com, Limited
Statement of Stockholders' Equity for the period ended 31 March 2000


                                 Common Stock         Accumulated
                              Shares        Amount      Deficit        Total
                              ------        ------      ------         ------
                                                   (Pounds Sterling)
                                            ---------------------------------
June 1999 (inception)

Issuance of common stock        2             2                             2

Net loss                                               (162,987)     (162,987)

March 31, 2000                  2             2        (162,987)     (162,985)

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Fone.com, Limited
Statement of Cash Flows for the period ended 31 March 2000

                                                               (Pounds Sterling)
                                                                ----------------
Cash flows from operating activities:

Net loss                                                            (162,987)

Changes in assets and liabilities:

Increase in accounts receivable                                      (20,010)

Increase in accounts payable                                         183,983

Net cash used in operating activities                                    986

Cash flows from financing activities:

Issuance of common stock                                                   2

Net cash from financing activities                                         2

Net increase in cash                                                     988

Cash, beginning of period                                               --

Cash, end of period                                                      988



None of company's activities was acquired or discontinued during the above financial period.

The company has no recognised gains and losses other than those included in the losses above and therefore no separate statement of total recognised gains and losses has been presented.

There is no difference between the losses shown above and their historical cost equivalents.

The note form part of these financial statements.

These financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

Approved by the Board on September 8, 2000 and signed on its behalf.


By  /s/ C Postelnik - Director
----------------------------
C POSTELNIK - Director

The notes form part of these financial statements.

Notes to the financial statements for the period ended 31 March 2000

Accounting policies

1.  Basis of accounting

     The financial statements are prepared on the historical cost basis of accounting.

     The company meets its day to day working capital requirements through funding from its parent company.

     The company has taken advantage of the exemption in Financial Reporting Standard No. 1 from the requirement to produce a cash flow statement on the grounds that it is a small company.

Deferred taxation

     Deferred taxation is provided under the liability method in respect of all material timing differences between the profits as computed for taxation purposes and the profits as stated in the financial statements, to the extent that it is probable that a liability or asset will crystallise. The rate of tax used is that which is expected to be applied when the liability or asset is expected to crystallise.

Hire purchase and lease transactions

     Rentals under operating leases are charged to the profit and loss account as they fall due.

2.   Loss on ordinary activities before taxation
                                                                    2000
                                                                    ----
                                                             (Pounds Sterling)

     This is stated after charging:

     Operating lease rentals:

     Land and buildings                                            13,699

     Director's emoluments                                          9,992

     Auditor's remuneration                                         6,750
                                                                   ======

3.   Tax on loss on ordinary activities

     On the basis of these financial statements no provision has been made for corporation tax.

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4.       Debtors

                                                                      2000
                                                                      ----
                                                               (Pounds Sterling)

         Trade debtors                                                  289

         Other debtors                                               19,721

         Auditor's remuneration                                      20,010
                                                                    =======

5.      Creditors: amounts falling due within one year
                                                                      2000
                                                                      ----
                                                               (Pounds Sterling)

         Trade creditors                                             66,233

         Amounts owed to parent undertaking                          94,492

         Taxation and social security                                 5,862

         Other creditors                                             17,396
                                                                    -------
                                                                    183,983
                                                                    =======

6.       Called up share capital
                                                                     2000
                                                                     ----
                                                               (Pounds Sterling)

         Authorised
         Equity shares:
         100 Ordinary shares of (Pounds Sterling)1 each               100
                                                                    =======

         Allotted, called up and fully paid
         Equity shares:
         2 Ordinary shares of (Pounds Sterling)2 each                   2
                                                                    =======

     During the year 2 ordinary shares of (Pounds Sterling)1.00 each were allotted and fully paid at par for cash consideration.

7.        Reserves

          Profit and loss account
                                                               (Pounds Sterling)
                                                                ----------------

          Loss for the period                                        (162,987)
                                                                      =======

8.        Reconciliation of movement on shareholders' funds
                                                                      2000
                                                                      ----
                                                               (Pounds Sterling)

          Loss for the financial period                              (162,987)

          Proceeds from issue of share                                      2

          Net depletion in shareholder funds                         (162,985)

          Opening shareholder funds                                      --
                                                                      -------

          Closing shareholder funds                                  (162,985)
                                                                      =======

          Shareholder funds are fully attributable to equity interests.

9.        Contingent liabilities

          H M Customs & Excise has proposed to assess the Company regarding output VAT of approximately (Pounds Sterling)9,000 for an asset allegedly returned to a supplier of the Company. No formal assessment has as yet been made. The Company can establish that it did not return any assets that would substantiate the position of H M Customs & Excise. Expert opinion has been obtained that supports the Company's position, however, at this time the outcome uncertain.

10.       Financial commitments

          The company is currently in negotiation with its landlord over the lease for its office premises. Therefore, at 31 March 2000, there is no legal commitment for rental payments under operating leases.

11.       Control

          The ultimate parent company is DCI Telecommunications Inc, which is registered in the United States of America.